TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI EMERGING FIXED INCOME MARKETS SERIES ANNUAL REPORT

DECEMBER 31, 1999

(BOXED)

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.

December 31, 1999

(PICTURE AND BIO OF UMRAN DEMIRORS)

Dear Shareholder:

The Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series (the "Fund") posted a cumulative total return of 11.77% for 1999, compared to the unmanaged JP Morgan Emerging Markets Bond Index plus ("EMBI+") cumulative total return of 25.97%.

(Insert performance chart below)

                          TOTAL RETURNS AS OF 12/31/99

                                                 ONE YEAR      CUMULATIVE
                                                AVERAGE        SINCE INCEPTION
                                               ANNUAL/1/,/2/   (06/04/97)/1/,/3/
-------------------------------------------------------------------------------
TIFI Emerging Fixed Income Markets Series        11.77%           20.65%
JP Morgan EMBI+/4/                               25.97%           12.26%

1. The Fund's manager and administrator have agreed in advance to waive their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets. If these fee waivers are insufficient to so limit the Fund's expenses, the manager and administrator have agreed to equally assume as their own expense certain expenses otherwise payable by the Fund. These voluntary agreements resulted in fee waivers for the fiscal year ended December 31, 1999. After April 30, 2000, the manager and administrator may end this arrangement at any time. Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Source: JP Morgan. The Emerging Markets Bond Index Plus tracks total returns for external currency-denominated debt instruments of the emerging markets including Brady Bonds, loans, Eurobonds, and U.S. dollar denominated local market instruments. It includes reinvested interest. The index is unmanaged, does not contain cash, and does not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 8 of this report.

Emerging market bond prices generally rose during the year mostly as a result of higher commodity prices and the continued rise in the U.S. equity market. The former helped to improve export revenues and, hence, the external debt repayment capacity of the issuer countries. The latter appeared to reduce the level of risk aversion among investors, which increased their appetite for emerging market bonds. During the one-year period under review, bond prices rose in most of the emerging market countries that comprise the JP Morgan EMBI+ Index./2/ Within this index, Russia was the best performer with a total return of 165.70% during this period. Other countries that generated positive returns during the one year period were Brazil with a total return of 40.68%; Venezuela, up 29.86%; and Bulgaria, which rose 27.28%. The only exception to this positive performance was Ecuador, which fell 28.37% during the period as a result of its default on Brady bonds and eurobonds in September.

Prices of many Russian eurobonds recovered as the government continued to give priority to servicing these obligations over debt issued by the former Soviet Union. The latter also rose in price, though to a lesser degree, on market expectations that the government was closer to reaching an agreement with bondholders through London Club negotiations. Investor expectations of continued disbursement of multilateral funding also contributed to Russia's positive performance. Brazilian bonds generally rebounded following the currency crisis in January as a result of official external financing from the IMF and foreign governments, as well as the implementation of economic measures designed to stabilize fiscal accounts. The price of Venezuelan debt rose despite political uncertainty stemming from the drafting and implementation of a new constitution. Venezuela's outperformance was mostly due to the recovery in oil prices, the country's main source of export revenue. Bulgarian bonds recovered following the political settlement to the crisis in Kosovo and as a result of the country's relatively strong fundamentals.

We continue to believe the recovery experienced by the emerging debt markets during the first half of the year was, in large part, the result of the International Monetary Fund's disbursement of a financial support package for Brazil and the rise in oil prices. The Fed's easing of monetary policy last year helped stabilize financial markets by providing liquidity, while the IMF's support program prevented the crisis in Russia from extending to Brazil. As the U.S. equity market continued to rally, so did emerging market debt. Better-than-expected economic data, particularly on inflation out of the U.S. and several emerging market countries, helped to restore investor confidence. The recovery in oil prices assisted the emerging bond market by improving the debt repayment capacity of oil exporting countries such as Venezuela, Mexico, and Ecuador. Ecuador also expected to obtain financial assistance from the International Monetary Fund and other creditors. Meanwhile, the Russian government avoided defaulting on its Eurobonds and received IMF support in exchange for its commitment to adhere to responsible economic policies. Russian bonds largely rose in price on such expectations and upon the resolution of the crisis in Yugoslavia.

-----------------------
2 Source: JP Morgan. The Emerging Markets Bond Index Plus tracks total returns for external currency-denominated debt instruments of the emerging markets including Brady Bonds, loans, Eurobonds, and U.S. dollar denominated local market instruments. It includes reinvested interest. The index is unmanaged, does not contain cash, and does not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

During the summer, the emerging debt market softened as Fed chairman Alan Greenspan began hinting that the Fed would raise the Federal Funds rate, which it did at the FOMC meeting held at the end of June. The Fed then followed up with two more increases in interest rates, thus offsetting the 75 basis point easing after the Russian crisis in 1998. Emerging market bond prices began rising again in September, mostly a result of the rising U.S. equity market, improving economic fundamentals in emerging countries, and a reduction in Y2K related concerns.

In Latin America, several issuer countries benefited from rising oil prices. Mexico and Venezuela received the most benefit, given their volume of oil exports and the positive impact of rising prices on fiscal revenues. Argentina's economy suffered from a recession aggravated by the country's fixed exchange rate, which prevents it from stimulating growth by easing monetary policy. The reduction in economic activity resulted in lower tax revenues and a larger budget deficit. However, the Argentine government was successful in obtaining private sector credit to meet its payment obligations. The Brazilian economy's performance following the currency devaluation was better than expected, particularly given its low level of inflation. Therefore, we maintained the bulk of the Fund's fixed income assets (41.3%) in Latin America. The Fund's largest holdings were Argentina 11.0%, followed by Mexico 9.4%, Brazil with 5.3%, and Peru with 4.6%. Allocations to countries with improving fundamentals such as Argentina and Mexico were kept relatively high.

The Fund also benefited from its exposure to Eastern Europe with 20.3% of Fund assets invested in that region. Turkey represented the Fund's largest country allocation with 13.8%. Turkish bonds performed well as the government of Prime Minister Ecevit obtained parliamentary approval of important economic reforms and external financial support from the IMF. Bonds issued by the Bulgarian government (5.7% of total assets) performed well following the resolution of the crisis in Kosovo, given the country's relatively strong credit fundamentals. Russia represented 5.5% of total assets. Prices of Russian eurobonds recovered as the government continued to give priority to servicing these obligations over debt issued by the former Soviet Union. The latter also rose in price on market expectations that the government was closer to reaching an agreement with bondholders through London Club negotiations. Market expectations of continued disbursement of multilateral funding also contributed to Russia's performance.

The Fund had 10.0% of its assets allocated to Southeast Asia as of December 31, 1999. This allocation was distributed equally between South Korea and Malaysia, given the improvement in credit fundamentals of both countries.

With 100% of the Fund's assets invested in U.S. dollar-denominated bonds, the Fund had no emerging market exchange rate exposure. Given recent market volatility, the focus has been on liquid instruments, namely sovereign eurobonds and Brady bonds, which represented 66.1% and 14.5%, respectively, of total assets as of December 31, 1999. Corporate eurobonds represented 4.9%, while the Fund's cash allocation was equivalent to 14.5%.

We believe global bond markets will continue to be influenced by rising U.S. interest rates. Although rising rates in the U.S. are usually bad for emerging market economies, forcing them to follow suit, we believe that, because high interest rates already prevail in many emerging markets, the effect of high U.S. rates could be less detrimental to emerging markets in the future. If combined with floating exchange rates and historically low levels of inflation, this could enable monetary authorities to reduce rates in countries such as Mexico and Brazil. We currently expect to continue to focus on bonds from countries we believe are likely to have positive economic growth, such as Mexico, and on those countries that we believe show improving repayment capacity. We will attempt to position ourselves to take advantage of sovereign bonds with deep discounts during a period when the market's pricing of sovereign risk spreads overshoots their fair-value ranges.

Of course, investments in foreign securities involve special risks, such as market and currency volatility, and adverse economic, social, and political developments in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors in addition to risks associated with their relatively small size and lesser liquidity. In fact, the Mexican Bolsa Index has increased 4,121.31% in the last 15 years, but has suffered 8 declines of more than 15% during that time. 2 While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These special risks and other considerations are discussed in the Fund's prospectus. In addition, the Fund may also invest in lower-rated "junk bonds", which entail greater credit risks than higher-rated bonds. These special risks and other considerations are discussed in the Fund's prospectus.

This discussion reflects our views, opinions, and portfolio holdings as of December 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Best regards,

/s/DONALD F. REED
Donald F. Reed, CFA, CIC
President

Templeton Institutional Funds, Inc.

/s/UMRAN DEMIRORS

Umran Demirors, Ph.D.
Chief Investment Officer
Templeton Global Bond Managers

2 Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended December 31, 1999. Market return is measured in U.S. dollars and does not include reinvested dividends.

INSERT THE FOLLOWING CHARTS ON PAGES 2 AND 3 AS INDICATED

Page 2, left side callout

GEOGRAPHIC DISTRIBUTION ON 12/31/99- pie chart
(FIXED INCOME ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)


Asia                      23.9%
Europe                    20.3%
Latin America             41.3%



FUND ASSET ALLOCATION ON 12/31/99- pie chart

Short-Term Investments and Other Net Assets                           14.5%
Fixed Income                                                          85.5%



Page 3, right side callout
Insert shaded box-

10 LARGEST POSITIONS ON 12/31/99
(Percent of Total Net Assets)

United Mexican States, 8.625%, 3/12/08                          9.4%
Republic of Turkey, Reg S, 10.00%, 9/19/07                      9.2%
Republic of Argentina, 9.75%, 9/19/27                           6.5%
Republic of Bulgaria, FRN, 5.875%, 7/28/11                      5.6%
Republic of Brazil, 14.50%, 10/15/09                            5.3%
Minfin of Russia, Reg S, 10.00%, 6/26/07                        5.1%
Republic of Korea, 8.875%, 4/15/08                              5.0%
Government of Malaysia, 8.75%, 6/01/09                          5.0%
Cellco Finance NV, 144A, 12.75%, 8/01/05                        4.9%
Republic of Turkey, 144A, 10.00%, 9/19/07                       4.6%

INSERT GRAPH:
TOTAL RETURN INDEX COMPARISON/1/
$5,000,000 INVESTMENT: 06/04/97-12/31/99

                                                            Since
                                                          Inception
                                          One-Year        (06/04/97)
                                        ---------------------------------------
Average Annual Total Return/1/,/2/        11.77%            7.57%
Cumulative Total Return/1/,/3/            11.77%           20.65%

1. The Fund's Manager and administrator have agreed in advance to waive their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets. I f these fee waivers are insufficient to so limit the Fund's expenses, the manager and administrator have agreed to equally assume as their own expense certain expenses otherwise payable by the Fund. These voluntary agreements resulted in fee waivers for the fiscal year ended December 31, 1999. After April 30, 2000, the manager and administrator may end this arrangement at any time. Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

FOR THE MOST CURRENT PORTFOLIO INFORMATION, PLEASE CALL 1-800-362-6243.

                          TIFI-Emerging Fixed      JP Morgan Emerging
                         Income Market Series       Markets Plus

         6/4/97            $5,000,000               $5,000,000.00
        6/30/97            $5,005,000               $5,099,666.67
        7/31/97            $5,250,000               $5,311,302.83
        8/31/97            $5,165,000               $5,289,526.49
        9/30/97            $5,360,000               $5,451,386.00
       10/31/97            $5,260,000                $4,823,386.33
       11/30/97            $5,460,000               $5,052,497.18
       12/31/97            $5,620,979               $5,226,303.09
        1/31/98            $5,647,822               $5,215,850.48
        2/28/98            $5,739,089               $5,365,023.80
        3/31/98            $5,823,984               $5,498,612.90
        4/30/98            $5,834,931               $5,511,809.57
        5/31/98            $5,703,563               $5,323,856.86
        6/30/98            $5,605,037               $5,169,997.40
        7/31/98            $5,703,563               $5,193,262.39
        8/31/98            $4,138,094               $3,709,547.32
        9/30/98            $4,794,934               $4,072,341.05
       10/31/98            $5,189,038               $4,335,821.52
       11/30/98            $5,446,301               $4,591,201.40
       12/31/98            $5,403,395               $4,476,421.37
        1/31/99            $5,371,980               $4,309,982.15
        2/28/99            $5,296,584               $4,371,996.24
        3/31/99            $5,541,622               $4,702,738.46
        4/30/99            $5,880,905               $5,023,790.36
        5/31/99            $5,585,603               $4,737,620.94
        6/30/99            $5,704,980               $4,949,502.99
        7/31/99            $5,692,414               $4,846,791.85
        8/31/99            $5,560,471               $4,840,009.35
        9/30/99            $5,629,584               $5,008,933.13
       10/31/99            $5,730,112               $5,201,758.37
       11/30/99            $5,830,641               $5,349,364.66
       12/31/99            $6,032,277               $5,638,764.16




Periods ended 12/31/99

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL HIGHLIGHTS



                                                                 Year Ended December 31,
                                                       -----------------------------------------
                                                         1999++       1998           1997+
                                                       -----------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

Net asset value, beginning of year                     $ 8.59         $10.47          $10.00
                                                       ---------------------------------------
Income from investment operations:
     Net investment income                                .77            .84             .44
     Net realized and unrealized gains (losses)           .22          (1.27)            .79
                                                       ---------------------------------------
Total from investment operations                          .99           (.43)           1.23
                                                       ---------------------------------------
Less distributions from:
     Net investment income                               (.76)          (.86)           (.44)
     Net realized gains                                   --            (.56)           (.32)
     Tax return of capital                                --            (.03)              -
                                                       ---------------------------------------
Total distributions                                      (.76)         (1.45)           (.76)
                                                       ---------------------------------------
Net asset value, end of year                           $ 8.82          $8.59          $10.47
                                                       =======================================

Total return *                                          11.77%         (3.98)%         12.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                        $2,103         $1,881          $2,249
Ratios to average net assets:
     Expenses                                            1.25%          1.25%           1.25%**
     Expenses, excluding waiver and
       payments by affiliate                             2.62%          3.74%           6.40%**
     Net investment income                               8.57%          8.55%           7.26%**
Portfolio turnover rate                                297.46%        525.94%         172.62%




 * Total return is not annualized.
** Annualized.
 + For the period June 4, 1997 (commencement of operations) to December 31, 1997 ++ Based on average weighted shares outstanding.




                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                        Principal
                                        Amount*                       Value
-------------------------------------------------------------------------------
LONG TERM SECURITIES 85.5%
ARGENTINA 11.0%
Republic of Argentina:
     8.75%, 5/09/02                         $100,000              $ 94,850
     9.75%, 9/19/27                          150,000               136,125
                                                                ----------
                                                                   230,975
                                                                ----------
BRAZIL 5.3%
Republic of Brazil, 14.50%, 10/15/09         100,000               111,000
                                                                ----------

BULGARIA 5.7%
Republic of Bulgaria FRN, 5.875%, 7/28/11    150,000               118,782
                                                                ----------

COLOMBIA 2.2%
Republic of Colombia, 9.75%, 4/23/09          50,000                46,750
                                                                ----------

MALAYSIA 5.0%
Government of Malaysia 8.75%, 6/01/09        100,000               105,050
                                                                ----------
MEXICO 9.4%
United Mexican States, 8.625%, 3/12/08       200,000               197,000
                                                                 ---------

NETHERLANDS 4.9%
Cellco Finance NV, 144A 12.75%, 8/01/05      100,000               103,625
                                                                ----------

PANAMA 4.6%
Republic of Panama, 9.375%, 4/01/29          100,000                96,400
                                                                ----------

PERU 4.6%
Republic of Peru, FRN, 4.50%, 3/07/17        140,000               96,950
                                                                 ---------

POLAND 4.2%
Republic of Poland, FRN, 6.00%, 10/27/14     100,000               88,250
                                                                 ---------

RUSSIA 5.5%
Minfin of Russia, Reg S, 10.00%, 6/26/07     175,000               106,750
Vnesheconombank, FRN, 6.906%, 12/15/15        49,940                 8,867
                                                                 ---------
                                                                   115,617
                                                                 ---------
SOUTH KOREA 5.0
Republic of Korea, 8.875%, 4/15/08           100,000               105,500
                                                                 ---------
TURKEY 13.8%
Republic of Turkey,
  144A, 10.00%, 9/19/07                      100,000                97,075
  Reg S, 10.00%, 9/19/07                     200,000               194,150
                                                                 ---------
                                                                   291,225
                                                                 ---------
VENEZUELA 4.3%
Republic of Venezuela, 9.25%, 9/15/27        135,000                89,775
                                                                 ---------
TOTAL LONG TERM SECURITIES (COST $1,833,522)                     1,796,899
                                                                 ---------
SHORT TERM INVESTMENT (COST $174,519) 8.3%
U.S. Treasury Bill, 4.95%, 1/20/00           175,000               174,586
                                                                 ---------
TOTAL INVESTMENTS (COST $2,008,041)93.8%                         1,971,485
OTHER ASSETS, LESS LIABILITIES 6.2%                                131,341
                                                                 ---------
TOTAL NET ASSETS 100.0%                                         $2,102,826
                                                                ==========



*Securities denominated in U.S. dollars.







                       See Notes to Financial Statements

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

Assets:
     Investments in securities, at value (cost $2,008,041)          $1,971,485
     Cash                                                               66,928
     Receivables:
       Interest                                                         43,365
       From affiliates                                                  48,458
                                                                    ----------
         Total assets                                                2,130,236
                                                                    ----------
Liabilities:
     Accrued expenses                                                   27,410
                                                                    ----------
Net assets, at value                                                $2,102,826
                                                                    ==========

Net assets consist of:
     Undistributed net investment income                            $      371
     Net unrealized depreciation                                       (36,556)
     Accumulated net realized loss                                    (215,970)
     Capital shares                                                  2,354,981
                                                                    ----------
Net assets, at value                                                $2,102,826
                                                                    ==========

Net asset value per share ($2,102,826/238,332 shares outstanding)        $8.82
                                                                         =====





                       SEE NOTES TO FINANCIAL STATEMENTS

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED December 31, 1999





Investment Income                                                     $192,289
                                                                      ---------
Expenses:
     Management fees (Note 3)                         $ 13,710
     Administrative fees (Note 3)                        1,639
     Report to shareholders                              4,500
     Registration and filing fees                        3,400
     Professional fees                                  26,720
     Directors' fees and expenses                        1,276
                                                     ---------
          Total expenses                                                51,245
          Expenses waived/paid by affiliate (Note 3)                   (26,845)
                                                                       --------
            Net expenses                                                24,400
                                                                       --------
              Net investment income                                    167,889
                                                                       --------
Realized and unrealized gains (losses):
     Net realized loss from:
          Investments                                 (104,504)
          Foreign currency transactions                    (16)
                                                     ---------
            Net realized loss                                         (104,520)
            Net unrealized appreciation on investments                 158,099
                                                                      ---------
Net realized and unrealized gain                                        53,579
                                                                      ---------
Net increase in net assets resulting from operations                  $221,468
                                                                      =========



                        SEE NOTES TO FINANCIAL STATEMENT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1999 and 1998




                                                                           1999            1998
                                                                  ----------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                             $  167,889        $ 184,860
     Net realized loss from investments and
       foreign currency transactions                                     (104,520)         (28,751)
     Net unrealized appreciation (depreciation) on
       investments                                                        158,099         (251,468)
                                                                  ----------------------------------
          Net increase (decrease) in net assets
            resulting from operations                                     221,468          (95,359)
  Distributions to shareholders from:
     Net investment income                                               (167,297)        (186,928)
     Tax return of capital                                                      -           (7,339)
     Net realized gains                                                         -         (122,344)

  Capital share transactions (Note 2):                                    167,297           44,023
                                                                  ----------------------------------
          Net increase (decrease) in net assets                           221,468         (367,947)
Net assets:
  Beginning of year                                                     1,881,358        2,249,305
                                                                  ----------------------------------
  End of year                                                          $2,102,826       $1,881,358
                                                                  ==================================
Undistributed net investment income included in net assets:
  End of year                                                          $      371                -
                                                                  ==================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return consisting of current income and capital appreciation. Under normal market conditions, the Fund invests at least 65% of total assets in debt securities of emerging markets issuers, which include companies, governments and government agencies located in emerging market countries and entities organized for the purpose of restructuring securities issued by these issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At December 31, 1999, there were 1.14 million shares authorized ($0.01 par value), of which 140 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:


                                                                      YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------------------------
                                                                1999                            1998
                                                   -------------------------------- ------------------------------
                                                      SHARES           AMOUNT          SHARES          AMOUNT
                                                   -------------- ----------------- -------------- ---------------
Shares issued on reinvestment of distributions       19,385          $167,297           4,201          $44,023
                                                   -------------- ----------------- -------------- ---------------
Net increase                                         19,385          $167,297           4,201          $44,023
                                                   -------------- ----------------- -------------- ---------------

Templeton Global Investors, Inc., a subsidiary of Franklin Resources, is the record owner of 100% of the Fund shares as of December 31, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

       ANNUALIZED FEE
            RATE        AVERAGE DAILY NET ASSETS
      ---------------- -------------------------------------------------------
        0.15%            First $200 million
        0.135%           Over $200 million, up to and including $700 million
        0.10%            Over $700 million, up to and including $1.2 billion
        0.075%           Over $1.2 billion

TICI and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average daily net assets through April 30, 2000, as noted in the Statement of Operations.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $2,008,424 was as follows:

        Unrealized appreciation          $ 26,226
        Unrealized depreciation           (63,165)
                                        ------------
        Net unrealized depreciation      $(36,939)
                                        ============

At December 31, 1999, the Fund had tax basis capital losses of $215,586 which may be carried over to offset future capital gains. Such losses expire December 31, 2007.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $4,911,342 and $4,850,399 respectively

6.    CREDIT FACILITY

Certain Franklin Templeton Funds, including Emerging Fixed Income Markets Series Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders of

Templeton Institutional Funds, Inc. - Emerging Fixed Income Markets Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Fixed Income Markets Series of Templeton Institutional Funds, Inc. at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the periods prior to December 31, 1999 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.

/s/PRICEWATERHOUSECOOPERS LLP

Ft. Lauderdale, Florida
January 28, 2000

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

(BACK COVER)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

Principal Underwriter:

FRANKLIN TEMPLETON
DISTRIBUTORS, INC.

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

INSTITUTIONAL SERVICES: 1-800-321-8563
FUND INFORMATION: 1-800-362-6243

ZT453 A 02/00

--------